SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------


                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 24, 2002


                              GOODRICH CORPORATION
               (Exact Name of Registrant as Specified in Charter)






New York                          1-892                   34-0252680
(State or Other                (Commission               (IRS Employer
Jurisdiction of                File Number)             Identification No.)
 Incorporation)

                              Four Coliseum Centre
                              2730 West Tyvola Road
                         Charlotte, North Carolina 28217
               (Address of Principal Executive Offices)(Zip Code)


       Registrant's telephone number, including area code: (704) 423-7000

ITEM 5.  OTHER EVENTS

         On April 24, 2002, Goodrich Corporation issued a press release announcing its earnings for the three-month period ended March 31, 2002. A copy of such press release is included as Exhibit 99.1 hereto and is incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements of Businesses Acquired.

                  None.

(b)      Pro Forma Financial Information

                  None.

(c)      Exhibits

         Exhibit 99.1      Goodrich Corporation Press Release dated April
                           24, 2002 titled "Goodrich First Quarter 2002 Results In Line with Expectations" (previously filed as
                           Exhibit 99.1 to the Goodrich Corporation Current Report on Form 8-K filed April 24, 2002, which is incorporated by reference herein).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     GOODRICH CORPORATION
                                                     (Registrant)


Date:  May 3, 2002                    By:      /s/ Robert D. Koney, Jr.
                                                --------------------------------
                                                   Robert D. Koney, Jr.
                                                   Vice President and Controller